UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2011
FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)
Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
SIGNATURES

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 19 2011, Fuel Tech, Inc., a Delaware corporation (the “Company”) held its Annual Meeting of Stockholders, at which the stockholders voted upon (i) the election of Douglas G. Bailey, Miguel Espinosa, Charles W. Grinnell, Thomas L. Jones, John D. Morrow, Thomas S. Shaw, Jr. and D.L. Williamson to the Company’s Board of Directors until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, (ii) a proposal to approve a stock option for restricted stock unit exchange program; (iii) the ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; (iv) an advisory, non-binding proposal relating to executive compensation; and (v) an advisory, non-binding vote on the frequency of the executive compensation advisory non-binding vote.
The stockholders elected all seven directors, approved the stock option for restricted stock unit exchange program, approved the ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, approved the advisory, non-binding proposal relating to executive compensation and, with respect to the advisory, non-binding proposal regarding the frequency of the executive compensation non-binding vote, elected to hold such a vote every year.
The final number of votes cast for or against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.
Proposal 1: Election of Directors

Director	For	Withhold
Douglas G. Bailey	13,538,408	255,435
Miguel Espinosa	13,553,363	240,480
Charles W. Grinnell	13,553,341	260,502
Thomas L. Jones	13,497,935	295,908
John D. Morrow	13,486,778	307,065
Thomas S. Shaw, Jr.	13,498,758	295,085
D.L. Williamson	13,493,871	299,972
Proposal 2: Proposal to approve a stock option for restricted stock unit exchange program

For	Against	Abstain
10,762,635	2,978,371	52,837
Proposal 3: To ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011

For	Against	Abstain	Broker Non-Votes
19,250,664	253,434	38,945	5,749,199
Proposal 4: Advisory, non-binding proposal on executive compensation

For	Against	Abstain
13,279,344	441,714	72,785

Proposal 5: Advisory, non-binding vote on the frequency of the executive compensation advisory vote.

1 year	2 years	3 years	Abstain
12,794,800	77,260	866,985	54,798
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc. (Registrant)
Date: May 24, 2011	By:	/s/ Albert G. Grigonis
Albert G. Grigonis
Senior Vice President, General Counsel and Secretary